Exhibit 99.1

 FOR IMMEDIATE RELEASE                      Contact: Claire M. Chadwick, CFO
                                                      973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                             SECOND QUARTER EARNINGS
                             -----------------------

     WEST ORANGE, NJ, January 28, 2004 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.8 billion holding company for New Jersey-based Penn Federal Savings Bank, reported earnings of 40 cents per diluted share for its second fiscal quarter ended December 31, 2003. Earnings for the comparable prior year quarter were 51 cents per diluted share.

     For the first six months of fiscal 2004, PennFed reported earnings of 86 cents per diluted share, compared to $1.01 per diluted share for the comparable six months ended December 31, 2002.

     As disclosed on September 24, 2003, the Federal Home Loan Bank (FHLB) of New York had informed the Company that the October dividend on FHLB of New York stock would not be paid. The FHLB of New York is one of 12 regional Federal Home Loan Banks that provides funding sources and correspondent services to its members. As a member, Penn Federal is required to purchase and maintain stock in the FHLB of New York. To satisfy this requirement, the Company owns approximately $24.3 million of FHLB of New York stock. No dividend was paid on this stock for the quarter ended December 31, 2003. For comparative purposes, the Company recorded $318,000 in dividends from the FHLB of New York, or approximately $0.03 per share (net of taxes), for the quarter ended September 30, 2003.

     For the three months ended December 31, 2003, net interest margin was reported

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



PennFed 2Q-2004
Page 2

as 2.14%. Joseph L. LaMonica, President and Chief Executive Officer of PennFed, stated "while this reflects an improvement from 2.11% for the three months ended September 30, 2003, had the FHLB of New York paid a dividend this quarter similar to the prior quarter, our margin would have improved an additional 0.07%."

     At December 31, 2003 assets totaled $1.792 billion, down slightly from $1.812 billion at June 30, 2003, but up slightly from $1.778 billion at September 30, 2003.

     Throughout much of the December 2003 quarter, the Company continued to sell predominately conforming, fixed rate one- to four-family loan production as a means of managing interest rate risk. During the quarter, loan portfolio balances declined, reflecting the sale of over $24 million of one- to four-family mortgage loans and accelerated prepayments early in the quarter. In addition, during the current quarter, PennFed sold a $3 million commercial real estate loan participation to reduce the Company's exposure on a large commercial real estate loan relationship.

     One- to four-family mortgage loan production for the December 2003 quarter slowed significantly as applications for refinances slowed due to a rise in interest rates. Due to this significant slowdown in mortgage loan applications and as a means to invest available cash at higher yields, in late December 2003, the Company discontinued its loan sale strategy and began to retain originated one- to four-family loans for portfolio.

     Deposits grew modestly from June 30, 2003. As of December 31, 2003, core deposits (checking, money market and savings accounts) represent 50% of total deposits. LaMonica commented "at our newest branch, which opened in September 2003 in the Ironbound section of Newark, deposits currently total over $12 million."

     For the three months ended December 31, 2003 service charges and other non-interest income showed a decline when compared to both the comparable prior year

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
PennFed 2Q-2004
Page 3

quarter and the September 2003 quarter. With a recent rise in interest rates, fee income associated with loan prepayments and modifications slowed significantly.

     Asset quality remained strong. Non-performing assets totaled $3.1 million and represented only 0.18% of total assets at December 31, 2003. The Company's current quarter expense ratio also remained strong at 1.40%.

     For the three and six months ended December 31, 2003, the Company recorded compensation expense related to the Employee Stock Ownership Plan (ESOP) of $1.0 million and $1.9 million, respectively. This compares to $764,000 and $1.5 million for the three and six months ended December 31, 2002, respectively. The majority of the ESOP expense represents a non-cash valuation adjustment to reflect the increase in the average fair value of allocated shares for the period from the time of purchase to the allocation date. The Company will cease recognizing compensation expense related to the ESOP after June 2004, when the ESOP shares will be fully allocated.

     During the December 2003 quarter, the Company repurchased 70,000 shares of its outstanding stock at prices ranging from $29.09 to $32.05, for a total cost of $2.1 million. PennFed continues to employ stock repurchases as a means of utilizing capital.

     PennFed stockholders of record as of February 13, 2004 will be paid a cash dividend of $0.10 per share on February 27, 2004. The Company continues to review its dividend policy on a regular basis.

     Penn Federal Savings Bank maintains 22 New Jersey branch offices, with a 23rd branch in Union, New Jersey opening in early February 2004. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements


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

PennFed 2Q-2004
Page 4

are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                             December 31,       September 30,        June 30,        December 31,
                                                                2003                2003               2003              2002
                                                             -----------        -----------        -----------        -----------

Selected Financial Condition Data:
     Cash and cash equivalents                               $    36,737        $    80,655        $    83,046        $    60,470
     Investments, net                                            417,994            354,184            344,239            204,279
     Mortgage-backed securities, net                             104,856             82,548             93,632            130,140
     Loans held for sale                                           3,364             11,530             11,496              9,660
     Loans receivable:
          One- to four-family mortgage loans                     879,479            895,274            935,064          1,097,251
          Commercial and multi-family real estate loans          160,926            164,269            165,905            159,445
          Consumer loans                                         114,206            115,305            116,658            113,343
          Allowance for loan losses                               (6,271)            (6,279)            (6,284)            (6,226)
          Other, net                                               6,251              6,300              6,079              7,671
                                                             -----------        -----------        -----------        -----------
     Loans receivable, net                                     1,154,591          1,174,869          1,217,422          1,371,484

     FHLB stock                                                   24,273             25,223             25,223             25,223
     Other intangible assets                                       2,268              2,721              3,175              4,100
     Other assets                                                 47,903             46,439             34,219             32,541
                                                             -----------        -----------        -----------        -----------
     Total assets                                            $ 1,791,986        $ 1,778,169        $ 1,812,452        $ 1,837,897
                                                             ===========        ===========        ===========        ===========

     Deposits:
          Checking and money market                          $   168,113        $   169,710        $   172,898        $   174,947
          Savings                                                388,229            371,672            355,118            340,277
          Certificates of deposit and accrued interest           550,915            539,472            566,650            611,208
                                                             -----------        -----------        -----------        -----------
     Total deposits                                            1,107,257          1,080,854          1,094,666          1,126,432

     FHLB advances                                               485,465            495,465            504,465            504,465
     Other borrowings                                             23,118             24,390             26,644             24,651
     Junior subordinated debentures                               42,015             42,003             30,005                  0
     Other liabilities                                            13,367             15,902             28,216             17,773
     Preferred securities of Trust, net                                0                  0             11,621             44,574
     Stockholders' equity                                        120,764(a)         119,555            116,835            120,002
                                                             -----------        -----------        -----------        -----------
     Total liabilities and stockholders' equity              $ 1,791,986        $ 1,778,169        $ 1,812,452        $ 1,837,897
                                                             ===========        ===========        ===========        ===========

     Book value per share  (b)                               $     17.74        $     17.65        $     17.41        $     17.27
     Tangible book value per share  (b)                      $     17.41        $     17.25        $     16.94        $     16.68

     Equity to assets                                               6.74%              6.72%              6.45%              6.53%
     Tangible equity to tangible assets                             6.62%              6.58%              6.28%              6.32%

Asset Quality Data:
     Non-performing loans                                    $     3,116        $     2,164        $     1,682        $     1,678
     Real estate owned, net                                           28                 28                 28                 28
                                                             -----------        -----------        -----------        -----------
     Total non-performing assets                             $     3,144        $     2,192        $     1,710        $     1,706
                                                             ===========        ===========        ===========        ===========

     Non-performing loans to total loans                            0.27%              0.18%              0.14%              0.12%
     Non-performing assets to total assets                          0.18%              0.12%              0.09%              0.09%
     Allowance for loan losses to non-performing loans            201.25%            290.16%            373.60%            371.04%
     Allowance for loan losses to total gross loans                 0.54%              0.53%              0.51%              0.45%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                   8.91%              8.97%              8.73%              8.86%
     Core capital ratio (requirement - 4.00%)                       8.91%              8.97%              8.73%              8.86%
     Risk-based capital ratio (requirement - 8.00%)                17.69%             17.57%             17.21%             16.83%

(a)  Common shares outstanding as of December 31, 2003 totaled 6,872,601 shares.
(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                           For the three months ended          For the six months ended
                                                                  December 31,                       December 31,
                                                           ---------------------------       ---------------------------
                                                              2003             2002              2003             2002
                                                           ----------      -----------       ----------       ----------
Selected Operating Data:
   Interest and dividend income                            $   23,658       $   27,361       $   47,399       $   56,362
   Interest expense                                            14,620           16,410           29,424           33,621
                                                           ----------       ----------       ----------       ----------
        Net interest and dividend income                        9,038           10,951           17,975           22,741
   Provision for loan losses                                        0              200                0              425
                                                           ----------       ----------       ----------       ----------
   Net interest and dividend income
        after provision for loan losses                         9,038           10,751           17,975           22,316
   Non-interest income:
        Service charges                                           871            1,230            2,174            2,353
        Net gain (loss) from real estate operations                 1                0                1                2
        Net gain on sales of loans                                363              563              697              794
        Other                                                     329              266              702              492
                                                           ----------       ----------       ----------       ----------
        Total non-interest income                               1,564            2,059            3,574            3,641
   Non-interest expenses:
        Compensation & employee benefits                        3,616            3,313            6,940            6,794
        Net occupancy expense                                     480              407              903              810
        Equipment                                                 498              510              984            1,027
        Advertising                                                78               31              134              118
        Amortization of intangibles                               454              468              909              942
        Federal deposit insurance premium                          41               50               85               98
        Preferred securities expense                                0            1,092                0            2,184
        Other                                                   1,090              941            2,001            1,956
                                                           ----------       ----------       ----------       ----------
        Total non-interest expenses                             6,257            6,812           11,956           13,929
                                                           ----------       ----------       ----------       ----------
   Income before income taxes                                   4,345            5,998            9,593           12,028
   Income tax expense                                           1,464            2,174            3,339            4,380
                                                           ----------       ----------       ----------       ----------
   Net income                                              $    2,881       $    3,824       $    6,254       $    7,648
                                                           ==========       ==========       ==========       ==========

   Weighted avg. no. of diluted common shares (c)           7,243,944        7,526,698        7,239,829        7,589,741
   Diluted earnings per common share (c)                   $     0.40       $     0.51       $     0.86       $     1.01

   Return on average common equity                               9.65%           12.84%           10.55%           12.82%

   Return on average assets                                      0.65%            0.82%            0.70%            0.82%

   Average earning assets                                  $1,715,792       $1,791,775       $1,715,839       $1,806,779

   Yield on average interest-earning assets                      5.50%            6.08%            5.50%            6.22%
   Cost of average interest-bearing liabilities                  3.50%            3.86%            3.53%            3.93%
                                                           ----------       ----------       ----------       ----------
   Net interest rate spread                                      2.00%            2.22%            1.97%            2.29%
                                                           ==========       ==========       ==========       ==========

   Net interest margin                                           2.14%            2.47%            2.12%            2.54%

   Non-interest exp. as a % of avg. assets                       1.40%            1.46%            1.34%            1.49%
   Efficiency ratio                                             54.74%           48.76%           51.27%           49.23%

   Loan originations and purchases:
        One- to four-family mortgage loans                 $   61,286       $  172,637       $  239,619       $  221,904
        Commercial and multi-family real estate loans           8,144            8,986           17,216           36,891
        Consumer loans                                         15,441           18,807           38,173           38,821
                                                           ----------       ----------       ----------       ----------
        Total loan originations and purchases              $   84,871       $  200,430       $  295,008       $  297,616
                                                           ==========       ==========       ==========       ==========

(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)




                                                                          For the three months ended
                                                       -------------------------------------------------------------------
                                                         Dec. 31,      Sep. 30,       June 30,      Mar. 31,     Dec. 31,
                                                          2003           2003          2003           2003        2002
                                                        ----------    ----------    ----------    ----------    ----------
Selected Operating Data:
   Interest and dividend income                         $   23,658    $   23,741    $   24,433    $   25,576    $   27,361
   Interest expense                                         14,620        14,804        14,548        14,787        16,410
                                                        ----------    ----------    ----------    ----------    ----------
        Net interest and dividend income                     9,038         8,937         9,885        10,789        10,951
   Provision for loan losses                                     0             0             0           100           200
                                                        ----------    ----------    ----------    ----------    ----------
   Net interest and dividend income
        after provision for loan losses                      9,038         8,937         9,885        10,689        10,751
   Non-interest income:
        Service charges                                        871         1,303         1,585         1,294         1,230
        Net gain from real estate operations                     1             0             0             1             0
        Net gain on sales of loans                             363           334           571           498           563
        Other                                                  329           373           261           220           266
                                                        ----------    ----------    ----------    ----------    ----------
        Total non-interest income                            1,564         2,010         2,417         2,013         2,059
   Non-interest expenses:
        Compensation & employee benefits                     3,616         3,324         3,302         3,358         3,313
        Net occupancy expense                                  480           423           384           498           407
        Equipment                                              498           486           514           544           510
        Advertising                                             78            56            56            36            31
        Amortization of intangibles                            454           455           459           465           468
        Federal deposit insurance premium                       41            44            45            49            50
        Preferred securities expense                             0             0         2,362         1,092         1,092
        Other                                                1,090           911         1,045           982           941
                                                        ----------    ----------    ----------    ----------    ----------
        Total non-interest expenses                          6,257         5,699         8,167         7,024         6,812
                                                        ----------    ----------    ----------    ----------    ----------
   Income before income taxes                                4,345         5,248         4,135         5,678         5,998
   Income tax expense                                        1,464         1,875         1,621         2,106         2,174
                                                        ----------    ----------    ----------    ----------    ----------
   Net income                                           $    2,881    $    3,373    $    2,514    $    3,572    $    3,824
                                                        ==========    ==========    ==========    ==========    ==========

   Weighted avg. no. of diluted common shares (d)        7,243,944     7,233,777     7,290,877     7,464,791     7,526,698
   Diluted earnings per common share (d)                $     0.40    $     0.47    $     0.34    $     0.48    $     0.51

   Return on average common equity                            9.65%        11.47%         8.54%        11.89%        12.84%

   Return on average assets                                   0.65%         0.76%         0.56%         0.79%         0.82%

   Average earning assets                               $1,715,792    $1,715,887    $1,741,302    $1,754,724    $1,791,775

   Yield on average interest-earning assets                   5.50%         5.51%         5.61%         5.85%         6.08%
   Cost of average interest-bearing liabilities               3.50%         3.55%         3.55%         3.64%         3.86%
                                                        ----------    ----------    ----------    ----------    ----------
   Net interest rate spread                                   2.00%         1.96%         2.06%         2.21%         2.22%
                                                        ==========    ==========    ==========    ==========    ==========

   Net interest margin                                        2.14%         2.11%         2.28%         2.45%         2.47%

   Non-interest exp. as a % of avg. assets                    1.40%         1.28%         1.81%         1.55%         1.46%
   Efficiency ratio                                          54.74%        47.90%        62.66%        51.24%        48.76%

   Loan originations and purchases:
        One- to four-family mortgage loans              $   61,286    $  178,333    $  113,411    $  154,118    $  172,637
        Commercial and multi-family real estate loans        8,144         9,072        11,039         9,196         8,986
        Consumer loans                                      15,441        22,732        32,842        19,939        18,807
                                                        ----------    ----------    ----------    ----------    ----------
        Total loan originations and purchases           $   84,871    $  210,137    $  157,292    $  183,253    $  200,430
                                                        ==========    ==========    ==========    ==========    ==========

(d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


           CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGE
           -----------------------------------------------------------

                                                                     For the three months ended
                                                 -------------------------------------------------------------------------
                                                    Dec. 31,      Sep. 30,       June 30,        Mar. 31,       Dec. 31,
                                                     2003           2003          2003             2003           2002
                                                 -----------    -----------    -----------     -----------    ------------

Reported net income                              $     2,881    $     3,373    $     2,514     $     3,572    $     3,824

Non-recurring charges:
     Accelerated amortization on PennFed
       Capital Trust I issuance costs                      0              0          1,514               0              0
     Tax effect                                            0              0           (530)              0              0
                                                 -----------    -----------    -----------     -----------    -----------
     Non-recurring charges, net of taxes                   0              0            984               0              0

                                                 -----------    -----------    -----------     -----------    -----------
"Adjusted" net income                            $     2,881    $     3,373    $     3,498     $     3,572    $     3,824
                                                 ===========    ===========    ===========     ===========    ===========

Weighted avg. no. of diluted common shares (e)     7,243,944      7,233,777      7,290,877       7,464,791      7,526,698
Diluted earnings per common share (e)            $      0.40    $      0.47    $      0.48     $      0.48    $      0.51

Return on average common equity                         9.65%         11.47%         11.89%          11.89%         12.84%

Return on average assets                                0.65%          0.76%          0.78%           0.79%          0.82%

Non-interest exp. as a % of avg. assets                 1.40%          1.28%          1.47%           1.55%          1.46%
Efficiency ratio                                       54.74%         47.90%         50.35%          51.24%         48.76%


(e) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.